UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2019, Adaptimmune Therapeutics plc (the “Company”) announced that Adrian Rawcliffe, currently Chief Financial Officer of the Company (CFO), will succeed James Noble as Chief Executive Officer (CEO), when Mr. Noble retires from his executive duties and transitions to a non-executive director role on the Company’s Board, on September 1, 2019. Adrian Rawcliffe will join the Company’s Board of Directors from the same date.  The Company has started a global search for a new CFO, which will be the subject of a separate announcement.  Until a replacement is found, Mr. Rawcliffe will continue in his role as the Company’s CFO, principal financial officer and principal accounting officer.

On June 26, 2019, Mr. Rawcliffe entered into an employment agreement (the “Employment Agreement”) with the Company’s U.S. subsidiary.  Under the terms of the Employment Agreement, effective September 1, 2019, Mr. Rawcliffe will receive an annual base salary of $560,000, which may be modified by the Board of Directors in its sole discretion.  In addition to the base salary Mr. Rawcliffe will be eligible to receive an annual discretionary bonus, determined by the Board of Directors following the end of each calendar year that ends during his employment period where he serves as CEO (“Annual Bonus”), subject to: (i) objective criteria set forth by the Board of Directors or an authorized delegate thereof on an annual basis; and (ii) the overall performance of the Company. The initial target Annual Bonus effective from September 1, 2019 will be sixty percent of Mr. Rawcliffe’s base salary.  The Annual Bonus payment will be pro-rated for any partial year of service.

Mr. Rawcliffe will also be eligible to participate in the equity plans sponsored and/or maintained by the Company and its affiliates from time to time, in accordance with the terms of any such plans, at the sole and absolute discretion of the Company and the Board of Directors.  On June 27, 2019 Mr. Rawcliffe will be awarded 628,872 “market value” options to acquire ordinary shares of the Company and 140,448 RSU-style options to acquire ordinary shares in the Company and on or around September 1, 2019, or such other date as the Board of Directors may determine and subject to the rules of the relevant equity plan and any applicable legal or regulatory requirements, Mr. Rawcliffe will be awarded an additional 628,872 market value options to acquire ordinary shares of the Company and 140,448 RSU-style options to acquire ordinary shares in the Company on condition that, at the time of the award of such stock options, Mr. Rawcliffe continues to serve as the Company’s CEO and remains employed by the Company and is not under notice of termination (given or received). The options will vest over a period of four years from the date of grant. The market value options will have an exercise price per ordinary share of not less than one sixth of the closing trading price of the Company’s American Depositary Shares on the last business day prior to the date of grant, translated from USD to GBP, and the RSU-style options will have an exercise price of £0.001 per ordinary share.  Mr. Rawcliffe will also be entitled to additional employee benefits and to tax equalization benefits.

The Company may terminate Mr. Rawcliffe’s employment with or without cause and without notice, but Mr. Rawcliffe is required to provide at least 60 days’ advance written notice to the Company if he is terminating his employment. In the event of a termination of employment by the Company without cause or a resignation by Mr. Rawcliffe for good reason, upon a change of control, any portion of stock option awards that were granted and unvested as of the date of termination will vest and immediately become exercisable on the date of termination. Mr. Rawcliffe will also be entitled to payments under the Company’s executive severance policy in the event of a termination by the Company without cause or a resignation by Mr. Rawcliffe for good reason without a change of control and upon a change of control.  The Employment Agreement also contains non-solicitation and non-competition provisions for a twelve month period as well as standard confidentiality provisions.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with Mr. Noble’s transition, the Company and Mr. Noble entered into a letter agreement dated as of June 26, 2019 relating to the transition, and entered into a variation agreement dated as of June 26, 2019 that will operate to vary Mr. Noble’s service agreement dated March 10, 2017 for the period from September 1, 2019 to March 31, 2020.  The letter and related variation agreement cover, among other things, vesting of share options and other general terms of Mr. Noble’s employment during this transition period.  The foregoing summary of the letter agreement and related variation agreement is qualified in its entirety by reference to the complete text of those documents which are filed as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.  In addition, on June 26, 2019 the Company also executed a letter of appointment in connection with Mr. Noble’s continuing role on the Company’s Board of Directors as a non-executive director effective September 1, 2019.  A copy of this letter of appointment is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01                                           Other Events.

On June 27, 2019 the Company issued a press release announcing the developments referred to in Item 5.02 above.  The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement dated as of June 26, 2019 by and between Adaptimmune, LLC and Adrian Rawcliffe

10.2	James Noble Letter Agreement dated June 26, 2019

10.3	James Noble Variation Agreement dated June 26, 2019

10.4	James Noble Letter of Appointment dated June 26, 2019

99.1	Press release dated June 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: June 27, 2019	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary